                                                                  Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Town Sports International, Inc. (the "Company") on form 10-K for the period ending December 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Giardina, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (Section Mark) 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.

/s/ ROBERT GIARDINA
Town Sports International, Inc.
Chief Executive Officer
March 17, 2004

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